UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 5, 2021 (the “Initial Report”), Medifast, Inc. (the “Company”) reported the departure of Stephen K. Johnson, the Company’s Chief Accounting Officer, effective August 5, 2021. This Current Report on Form 8-K/A amends the Initial Report to provide information about the compensatory arrangements related to the departure of Mr. Johnson. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

On August 26, 2021, in connection with his departure from the Company, Mr. Johnson and the Company entered into a separation agreement (the “Separation Agreement”) pursuant to which Mr. Johnson will receive certain severance and other benefits. The Separation Agreement provides that Mr. Johnson will receive (i) a lump sum cash severance payment in the amount of $106,962, which represents twenty-four weeks of salary; (ii) continued benefits under COBRA until February 28, 2022; and (iii) up to six months of outplacement assistance. The Severance Agreement includes standard non-competition, non-disclosure and confidentiality provisions and a non-disparagement provision and a release. As previously disclosed, Mr. Johnson’s departure was not the result of any disagreement with the Company nor any issue related to the Company’s financial statements or accounting practices.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Separation Agreement dated August 26, 2021
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ James P. Maloney
James P. Maloney
Chief Financial Officer

Dated: September 1, 2021

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